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                                                                    EXHIBIT 3.23

                              J. KENNETH BLACKWELL

Prescribed by J. Kenneth Blackwell

Please obtain fee amounts and mailing instructions from the Forms Inventory List (using the 3-digit form # located at the bottom of this form). To obtain the Forms Inventory List or for assistance, please call Customer Services:
Central Ohio (614) 466-3910    Toll Free: 1-877-SOS-FILE (1-877-767-3453)

                            ARTICLES OF ORGANIZATION
                (Under Section 1705.04 of the Ohio Revised Code)

                            Limited Liability Company

            The undersigned, desiring to form a limited liability Company, under Chapter 1705 of the Ohio Revised Code, do hereby state the following:

FIRST:      The name of said limited liability company shall be:
            Wingfoot Commercial Tire Systems, LLC

            (the name must include the words "limited liability company", "limited" Ltd.", "Ltd., "LLC", or "L.L.C.")

SECOND: This limited liability company shall exist for a period of perpetual.

THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is:

            1144 East Market Street
            Akron, Ohio 44316-0001

[ ]   Please check this box if additional provisions are attached hereto
Provisions attached hereto are incorporated herein and made a part of these articles of organization.

                                  Page 1 of 3
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                              J. KENNETH BLACKWELL
                               SECRETARY OF STATE

FOURTH:  Purpose (optional)

IN WITNESS WHEREOF, we have hereunto subscribed our names on September 21, 2000

The Goodyear Tire & Rubber Company

Signed: /s/ Bertram Bell
      ------------------------
Name: Bertram Bell, Assistant Secretary

   (If insufficient space for all signatures, please attach a separate sheet containing additional signatures)

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                              J. KENNETH BLACKWELL

Prescribed by:
J. Kenneth Blackwell
Secretary of State
30 East Broad St. 14th Floor
Columbus, Ohio 43266-0418

                          ORIGINAL APPOINTMENT OF AGENT
                         (for limited liability company)

The undersigned, being at least a majority of the members of Wingfoot Commercial Tire Systems, LLC, hereby appoint CT Corporation System to be the agent upon whom any process, notice or demand required or permitted by statute to be serve upon the limited liability company may be served. The complete address of the agent is:

1300 East 9th Street
Cleveland, Ohio 44114

The Goodyear Tire & Rubber Company

By: /s/ Bertram Bell
   ---------------------
Name: Bertram Bell

                            ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for Wingfoot Commercial Tire Systems, LLC hereby acknowledges and accepts the appointment of agent for said limited liability Company.

                                              CT Corporation System

                                              /s/ Timothy Roberson
                                              ----------------------
                                              Timothy Roberson
                                              Spec. Asst. Sec.

                                  Page 3 of 3
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                              J. KENNETH BLACKWELL

Prescribed by:
J. Kenneth Blackwell
Secretary of State
30 East Broad St. 14th Floor
Columbus, Ohio 43266-0418

                          ORIGINAL APPOINTMENT OF AGENT
                         (for limited liability company)

The undersigned, being at least a majority of the members of Wingfoot Commercial Tire Systems, LLC, hereby appoint CT Corporation System to be the agent upon whom any process, notice or demand required or permitted by statute to be serve upon the limited liability company may be served. The complete address of the agent is:

1300 East 9th Street
Cleveland, Ohio 44114

The Goodyear Tire & Rubber Company

By: /s/ Bertram Bell
    -------------------
Name: Bertram Bell

                            ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for Wingfoot Commercial Tire Systems, LLC hereby acknowledges and accepts the appointment of agent for said limited liability Company.

                                             CT Corporation System

                                             /s/ Timothy Roberson
                                             ---------------------------
                                             Timothy Roberson
                                             Spec. Asst. Sec.

                                  Page 3 of 3
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1182393                     UNITED STATES OF AMERICA,
                                 STATE OF OHIO,
                        OFFICE OF THE SECRETARY OF STATE

I, J. Kenneth Blackwell, Secretary of State of the State of Ohio, do hereby certify that the foregoing is a true and correct copy, consisting of 4 pages, as taken from the original record now in my official custody as Secretary of State.

                             WITNESS my hand and official seal at Columbus, Ohio, this 29th day of March 2005 A.D

                             /s/ J. Kenneth Blackwell
                             ------------------------
                                                  J. KENNETH BLACKWELL
                                                     Secretary of State

                                By: /s/ M. Mills

    NOTICE: This is an official certification only when reproduced in red ink